SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report April 30, 2007
(date of earliest event reported)

DEUTSCHE ALT-B SECURITIES MORTGAGE LOAN TRUST, SERIES 2007-AB1 (Exact name of Issuing Entity as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Depositor as specified in its charter)
DB STRUCTURED PRODUCTS, INC. (Exact name of Sponsor as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Registrant as specified in its charter)
DEUTSCHE ALT-B SECURITIES MORTGAGE LOAN TRUST, SERIES 2007-AB1 (Exact name of Issuing Entity as specified in its charter)
Delaware	333-131600-20	35-2184183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
60 Wall Street New York, New York 10005
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code (212) 250-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Filing of Mortgage Insurance Policy.

Item 9.01.  Financial Statements and Exhibits.

  Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

99.1

Master Mortgage Insurance Policy issued by Radian Guaranty Inc.

99.2

Commitment Letter, dated as of April 13, 2007, by and between Radian Guaranty Inc. and DB Structured Products, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE ALT-A SECURITIES, INC.

By: /s/ Ernie Calabrese

Name:

Ernie Calabrese

Title:

Director

By: /s/ Susan Valenti

Name:

Susan Valenti

Title:

Director

Dated: April 30, 2007

Exhibit Index

Exhibit

99.1

Master Mortgage Insurance Policy issued by Radian Guaranty Inc.

99.2

Commitment Letter, dated as of April 13, 2007, by and between Radian Guaranty Inc. and DB Structured Products, Inc.